Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Tim Lustig

QLogic Corporation

949.389.6196

tim.lustig@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS SECOND QUARTER

RESULTS FOR FISCAL YEAR 2012

ALISO VIEJO, Calif., October 27, 2011—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended October 2, 2011.

Second Quarter Highlights

•	Net revenue: $150.2 million

•	GAAP net income: $28.7 million or $0.28 per diluted share

•	Non-GAAP net income: $35.1 million or $0.34 per diluted share

•	Operating margin: 21.3% GAAP, 27.4% non-GAAP

•	Cash generated from operations: $41.5 million

Financial Results

Net revenue for the second quarter of fiscal 2012 was $150.2 million and increased 2.5% from $146.5 million in the same quarter last year. Revenue from Host Products increased to $105.6 million during the second quarter of fiscal 2012 from $104.2 million in the same quarter last year. Revenue from Network Products was $27.8 million during the second quarter of fiscal 2012 and increased from $27.2 million in the same quarter last year. Revenue from Silicon Products increased to $13.9 million during the second quarter of fiscal 2012 from $12.4 million in the same quarter last year.

Net income on a GAAP basis for the second quarter of fiscal 2012 was $28.7 million, or $0.28 per diluted share, compared to $30.0 million, or $0.28 per diluted share, for the second quarter of fiscal 2011. Net income on a non-GAAP basis for the second quarter of fiscal 2012 was $35.1 million, or $0.34 per diluted share, compared to $36.6 million, or $0.34 per diluted share, for the second quarter of fiscal 2011.

“Despite macroeconomic challenges, we are pleased with our financial execution and discipline during the second quarter of fiscal 2012. We delivered revenue and earnings per share that approximated the mid-point of our guidance,” said Simon Biddiscombe, president and chief executive officer, QLogic. “During the quarter, we extended our Adaptive Convergence™ strategy with the public introduction of a new portfolio of innovative high performance networking products with the flexibility to power 16Gb Fibre Channel and 10Gb Ethernet converged networks from the same hardware. We are continuing to introduce highly innovative new products that we believe will position us to capitalize on the significant opportunities in cloud computing, convergence and virtualized environments.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fiscal 2012 second quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4917, pass code: 6854544.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

About QLogic

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends; our belief that the opportunities in the cloud computing, convergence and virtualized environments are significant; and our belief that our new products will position us to capitalize on such opportunities) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations; declines in the market value of the company’s marketable securities; environmental compliance costs; changes in regulations or standards regarding energy use of the company’s products; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and computer viruses and other tampering with the company’s computer systems.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	October 2, 2011	September 26, 2010	October 2, 2011	September 26, 2010
Net revenues	$150,180	$146,529	$301,802	$289,138
Cost of revenues	51,096	50,411	101,955	100,112

Gross profit	99,084	96,118	199,847	189,026

Operating expenses:
Engineering and development	37,871	32,792	75,563	67,501
Sales and marketing	20,442	20,420	41,705	40,850
General and administrative	8,854	8,031	18,017	16,499
Special charges	—	—	—	931

Total operating expenses	67,167	61,243	135,285	125,781

Operating income	31,917	34,875	64,562	63,245
Interest and other income, net	1,080	1,809	2,128	3,485

Income before income taxes	32,997	36,684	66,690	66,730
Income taxes	4,343	6,698	5,610	11,295

Net income	$28,654	$29,986	$61,080	$55,435

Net income per share:
Basic	$0.28	$0.28	$0.59	$0.50
Diluted	$0.28	$0.28	$0.58	$0.50

Number of shares used in per share calculations:
Basic	103,273	108,220	103,976	109,823
Diluted	103,562	109,039	104,676	111,385

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	October 2, 2011	September 26, 2010	October 2, 2011	September 26, 2010
GAAP net income	$28,654	$29,986	$61,080	$55,435
Items excluded from GAAP net income:
Stock-based compensation	8,020	8,269	17,687	18,592
Amortization of acquisition-related intangible assets	1,156	1,155	2,312	2,311
Special charges	—	—	—	931
Gains recognized on previously impaired investment securities	—	—	—	(312)
Income tax effect	(2,755)	(2,800)	(5,666)	(5,665)

Total non-GAAP adjustments	6,421	6,624	14,333	15,857

Non-GAAP net income	$35,075	$36,610	$75,413	$71,292

Net income per diluted share:
GAAP net income	$0.28	$0.28	$0.58	$0.50
Adjustments	0.06	0.06	0.14	0.14

Non-GAAP net income	$0.34	$0.34	$0.72	$0.64

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Six Months Ended
	October 2, 2011	September 26, 2010	October 2, 2011	September 26, 2010
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$635	$629	$1,443	$1,363
Amortization of acquisition-related intangible assets	1,156	1,155	2,312	2,311

Total cost of revenue adjustments	1,791	1,784	3,755	3,674

Operating expenses:
Engineering and development:
Stock-based compensation	3,592	3,971	8,223	8,978
Sales and marketing:
Stock-based compensation	1,844	1,929	3,701	4,042
General and administrative:
Stock-based compensation	1,949	1,740	4,320	4,209
Special charges	—	—	—	931

Total operating expense adjustments	7,385	7,640	16,244	18,160

Interest and other income:
Gains recognized on previously impaired investment securities	—	—	—	(312)

Total non-GAAP adjustments before income taxes	9,176	9,424	19,999	21,522
Income tax effect	(2,755)	(2,800)	(5,666)	(5,665)

Total non-GAAP adjustments	$6,421	$6,624	$14,333	$15,857

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	October 2, 2011	April 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$74,654	$147,780
Marketable securities	316,267	236,296
Accounts receivable, net	86,522	70,134
Inventories	23,508	26,931
Deferred tax assets	18,202	17,754
Other current assets	17,518	20,753

Total current assets	536,671	519,648

Property and equipment, net	81,928	77,134
Goodwill	119,748	119,748
Purchased intangible assets, net	11,315	12,694
Deferred tax assets	24,368	25,333
Other assets	2,454	2,650

	$776,484	$757,207

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$38,549	$34,816
Accrued compensation	22,222	25,858
Accrued taxes	3,686	6,012
Deferred revenue	10,115	10,431
Other current liabilities	7,838	5,221

Total current liabilities	82,410	82,338

Accrued taxes	61,175	62,565
Deferred revenue	4,032	5,169
Other liabilities	6,163	5,971

Total liabilities	153,780	156,043

Stockholders’ equity:
Common stock	209	208
Additional paid-in capital	867,183	844,546
Retained earnings	1,448,845	1,387,765
Accumulated other comprehensive income	81	614
Treasury stock	(1,693,614)	(1,631,969)

Total stockholders’ equity	622,704	601,164

	$776,484	$757,207

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	October 2, 2011	September 26, 2010
Cash flows from operating activities:
Net income	$61,080	$55,435
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,047	15,342
Stock-based compensation	17,687	18,592
Amortization of acquisition-related intangible assets	2,312	2,311
Deferred income taxes	509	5,147
Net gains on investment securities	(817)	(1,728)
Other non-cash items	2,341	92
Changes in operating assets and liabilities:
Accounts receivable	(16,625)	(13,155)
Inventories	3,423	(5,544)
Other assets	(652)	543
Accounts payable	2,137	(6,376)
Accrued compensation	(3,636)	(718)
Accrued taxes	156	(8,692)
Deferred revenue	(1,453)	(733)
Other liabilities	1,310	(3,234)

Net cash provided by operating activities	81,819	57,282

Cash flows from investing activities:
Purchases of available-for-sale securities	(242,274)	(47,920)
Proceeds from sales and maturities of available-for-sale securities	160,542	107,165
Proceeds from disposition of trading securities	—	23,800
Distributions from other investment securities	—	329
Purchases of property and equipment	(18,202)	(9,692)

Net cash provided by (used in) investing activities	(99,934)	73,682

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	9,959	7,757
Excess tax benefits from stock-based awards	539	1,059
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,363)	(5,937)
Purchases of treasury stock	(60,146)	(124,000)

Net cash used in financing activities	(55,011)	(121,121)

Net increase (decrease) in cash and cash equivalents	(73,126)	9,843
Cash and cash equivalents at beginning of period	147,780	190,308

Cash and cash equivalents at end of period	$74,654	$200,151

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	October 2, 2011	September 26, 2010	October 2, 2011	September 26, 2010
Host Products	$105,614	$104,177	$215,391	$206,649
Network Products	27,780	27,226	49,658	52,864
Silicon Products	13,857	12,431	30,686	24,299
Service and other	2,929	2,695	6,067	5,326

	$150,180	$146,529	$301,802	$289,138